Exhibit 32


                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
  Section 1350)

     The undersigned, as the Chief Executive Officer and Chief Financial Officer, respectively, of New Peoples Bankshares, Inc., certify that, to the best of their knowledge and belief, the Quarterly Report on Form 10-Q for the period ended March 31, 2004, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of New Peoples Bankshares, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.




    Date:   May 14, 2004                              /s/ KENNETH D. HART
                                                      -------------------------
                                                      Kenneth D. Hart
                                                      President & Chief
                                                      Executive Officer



    Date:   May 14, 2004                              /s/ C. TODD ASBURY
                                                      -------------------------
                                                      C. Todd Asbury
                                                      Senior Vice President &
                                                      Chief Financial Officer




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to New Peoples Bankshares, Inc. and will be retained by New Peoples Bankshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.